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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549


                                   FORM 8-K


                               CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         November 20, 2004
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                                LOEWS CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                    1-6541                          13-2646102
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(State or other              (Commission                  (IRS Employer
 jurisdiction of              File Number)                 Identification No.)
 incorporation)

667 Madison Avenue, New York, N.Y.                             10021-8087
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code           (212) 521-2000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	  Entry into a Material Definitive Agreement.

  On November 20, 2004, TGT Pipeline, LLC ("TGTP"), a wholly-owned subsidiary of Loews Corporation, entered into a definitive agreement (the "Purchase Agreement") to purchase (the "Acquisition") all of the limited partnership interests of Gulf South Pipeline, L.P. ("Gulf South") and all of the limited liability company interests of GS Pipeline Company, LLC, the sole general partner of Gulf South, from Entergy-Koch, L.P. for a purchase price of $1,136,000,000 in cash, subject to adjustment as provided in the Purchase Agreement (the "Purchase Price"). The registrant has guaranteed the obligation of TGTP to pay the Purchase Price. The obligations of the parties to close the Acquisition are subject to normal and customary closing conditions, including the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The parties expect to close the Acquisition no later than three (3) business days after satisfaction of such conditions.


Item 9.01	  Financial Statements and Exhibits

           (c) Exhibits:

           Exhibit No.     Description
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 99.1         Loews Corporation press release, issued November
              22, 2004, announcing the Purchase Agreement.



                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LOEWS CORPORATION
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                                         (Registrant)



Dated:   November 22, 2004         By:    /s/  Gary W. Garson
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                                         Gary W. Garson
                                         Senior Vice President
                                         General Counsel and Secretary

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